Exhibit 8 List of subsidiaries
The Company holds control directly or indirectly in the below listed subsidiaries unless otherwise stated.
List of subsidiaries

Company	Country of Incorporation
Advanced Technology Laboratories Argentina S.A.	Argentina
Fábrica Austral de Productos Eléctricos Sociedad Anónima	Argentina
Philips Argentina Sociedad Anónima	Argentina
SAFINA S.A. de Capitalización y Ahorro	Argentina
Saeco Argentina SA	Argentina
Philips Electronics Australia Limited	Australia
Philips Employee Share Plan Pty. Limited	Australia
Respironics Australia Pty. Ltd.	Australia
Respironics Australia Holdings Pty. Ltd.	Australia
Dynalite Intelligent Light Pty. Limited	Australia
WMGD Pty. Limited	Australia
Saeco Australia Pty Ltd.	Australia
Saeco International Group (Australia) Pty. Ltd.	Australia
Saeco South Australia Pty. Ltd.	Australia
Industriegrundstücks-Verwaltungsgesellschaft m.b.H.	Austria
Philips Austria GmbH	Austria
Hoffmeister-Leuchten Gesellschaft m.b.H.	Austria
PENAC World Sales, Inc.	Barbados
The Foreign Private Consulting-Trading Unitary Enterprise “Philips-Belorussia” of Company Philips’ Radio B.V.	Belarus
Philips Consumer Products	Belgium
Philips Services	Belgium
Philips Innovative Technology Solutions	Belgium
Philips Innovative Applications	Belgium
Philips Medical Systems	Belgium
Philips Belgium	Belgium
Philips Properties	Belgium
Superclub Trading	Belgium
Lighting Group PLI Holding	Belgium
Lighting Group Massive	Belgium
Modular Lighting Instruments	Belgium
Podium	Belgium
Ring Station I	Belgium
Saeco Benelux	Belgium
Philips da Amazônia Indústria Eletrônica Ltda.	Brazil
CIV Comércio e Importação Vitória Ltda.	Brazil
Philips Eletrônica da Amazônia Ltda.	Brazil
Helfont Produtos Elétricos Ltda.	Brazil
Inbraphil — Indústrias Brasileiras Philips Ltda.	Brazil
Philips Medical Systems Ltda.	Brazil
Philips Business Communications — Soluções Empresariais Ltda.	Brazil
Philips Eletrônica do Nordeste S.A.	Brazil
Philips do Brasil Ltda.	Brazil
VMI Indústria e Comércio Ltda.	Brazil

List of subsidiaries (continued)

Company	Country of Incorporation
Respironics do Brasil Representação de Produtos Médicos Ltda.	Brazil
Dixtal Biomédica Indústria e Comércio Ltda.	Brazil
Saeco Do Brasil Comercio De Equipamentos Ltda	Brazil
Tecso Informática Ltda.	Brazil
Wheb Informática Ltda.	Brazil
Discus Dental Brasil Comercio de Produtos Odontologicos LTDA.	Brazil
Philips Bulgaria EOOD	Bulgaria
Philips Appliances Ltd.	Canada
Philips Electronics Ltd	Canada
Philips Electronic Equipment Ltd.	Canada
Latin-American Holdings Corporation	Canada
Philips Overseas Holdings Corporation	Canada
Philips Canada Ltd	Canada
Philips Trans-America Holdings Corporation	Canada
W.J. Addison Ltd.	Canada
Lumec Inc.	Canada
Saeco Ontario Ltee.	Canada
Saeco B.C. Ltd.	Canada
Saeco West Ltd.	Canada
Les Distribution Saeco Canada Ltée	Canada
Philips Chilena S.A.	Chile
Philips Automotive Lighting Hubei Co., Ltd.	China
Philips Domestic Appliances and Personal Care Co., of Suzhou Ltd.	China
Philips Electronic Components (Shanghai) Co., Ltd.	China
Philips Domestic Appliances and Personal Care Company of Zhuhai SEZ, Ltd.	China
Philips Lighting Industry (China) Co., Ltd.	China
Philips Lighting Electronics (Shanghai) Co., Ltd.	China
Philips Lighting Electronics (Xiamen) Co. Ltd.	China
Philips Lighting Luminaires (Shanghai) Co., Ltd.	China
Philips and Neusoft Medical Systems Co., Ltd.	China
Philips (China) Investment Company, Ltd.	China
Philips Electronics Technology (Shanghai) Co., Ltd.	China
Philips Electronics Trading & Services (Shanghai) Co. Ltd	China
Philips & Yaming Lighting Co., Ltd.	China
Philips Electronics (Shenzhen) Co., Ltd.	China
Philips Consumer Lighting (Ningbo) Co., Ltd.	China
Philips Consumer Luminaires (Shenzhen) Co., Ltd.	China
Assembleon Technology (Suzhou) Co., Ltd.	China
Shenzhen Goldway Industrial Inc.	China
Respironics Medical Products (Shenzhen) Ltd.	China
Melmedical Co. Ltd.	China
Philips Healthcare (Suzhou) Co., Ltd.	China
Philips Consumer Luminaires Manufacturing (Shenzhen) Co. Ltd.	China
Shanghai Apex Electronics Technology Co., Ltd.	China
Carex Lighting Equipment (Dongguan) Co., Ltd.	China
Lighting de Colombia S.A.	Colombia
Philips Colombiana de Comercialización S.A.	Colombia
Saeco Centroamerica SA	Costa Rica
MASSIVE d.o.o.	Croatia
Philips Ceská republika s.r.o.	Czech Republic
Philips Danmark A/S	Denmark

List of subsidiaries (continued)

Company	Country of Incorporation
Spiropharma A/S	Denmark
Luceplan A/S	Denmark
Philips Dominicana S.A.	Dominican Republic
Philips Egypt (Limited Liability Company)	Egypt
Philips Lighting Central America, Sociedad Anónima de Capital Variable	El Salvador
Philips Consumer Luminaires Estonia OU	Estonia
Philips Oy	Finland
Medith Oy	Finland
Philips France	France
S.C.I. Opéra-Sèvres	France
Compagnie Française Philips	France
Société Service de Propriété Industrielle et de Documentation	France
Modular Lighting Paris	France
Kaerys S.A.S.	France
Emergences Medicales et Technologies	France
Saeco France	France
Luceplan s.a.r.l.	France
Assembléon Deutschland GmbH	Germany
Philips Extreme UV GmbH	Germany
Philips Medizin Systeme Hofheim-Wallau GmbH	Germany
Philips Medizin Systeme Böblingen GmbH	Germany
Philips Deutschland GmbH	Germany
Philips Technologie GmbH	Germany
Philips Intellectual Property & Standards GmbH	Germany
Silicon Manufacturing Itzehoe SMI GmbH	Germany
Philips Medical Systems DMC GmbH	Germany
PLDS Germany GmbH	Germany
Philips GmbH	Germany
Philips Lübeckertordamm 5 Dritte Verwaltungs-GmbH	Germany
Philips SC Unterstützungskasse GmbH	Germany
JJI Lighting Group GmbH Europe	Germany
Respironics Deutschland GmbH & Co. KG	Germany
Respironics Deutschland Verwaltungsgesellschaft mbH	Germany
Philips Lübeckertordamm 5 Fünfte Verwaltungs-GmbH	Germany
Philips Lübeckertordamm 5 Vierte Verwaltungs-GmbH	Germany
Philips Technologie Lübeckertordamm 5 Erste Verwaltungs-GmbH	Germany
Gaggia GmbH	Germany
Samou GmbH	Germany
E & D GmbH	Germany
Luceplan GmbH	Germany
Philips Hellas S.A. Commercial and Industrial Co. for Electrotechnical Products, Lighting and Medical Systems	Greece
Assembleon Hong Kong Limited	Hong Kong
Philips Electronics Hong Kong Limited	Hong Kong
Framas Lightings Limited	Hong Kong
Massive Asia Pacific Ltd.	Hong Kong
SuperLight Trading Limited	Hong Kong
Strand Lighting Asia Limited	Hong Kong
Respironics (HK) Ltd.	Hong Kong
Respironics Technotrend Limited	Hong Kong
Wegot Investment Limited	Hong Kong
Philips Hengdian Lighting (HK) Holding Limited	Hong Kong
Melhk Ltd	Hong Kong
Saeco Hong Kong Ltd.	Hong Kong

List of subsidiaries (continued)

Company	Country of Incorporation
NCW (Holdings) Limited	Hong Kong
PHILIPS INDUSTRIES Hungary Electronical Mechanical Manufacturing and Trading Limited Liability Company	Hungary
Philips Magyarország Kereskedelmi Kft.	Hungary
Philips IPSC Tamasi Kft.	Hungary
Philips Electronics India Limited	India
P.T. Philips Industries Batam	Indonesia
PT. Pesona Gemilang Raya	Indonesia
PT. Philips Indonesia	Indonesia
Philips Accounting Services Limited	Ireland
The Irish Development Co. Ltd.	Ireland
Philips Electronics Ireland Limited	Ireland
Philips Radio Communication Systems Ireland Limited	Ireland
Silicon B203 Limited	Ireland
Larestine Ireland Ltd.	Ireland
Tineney Ireland Ltd.	Ireland
Massive Ireland Limited	Ireland
Respironics (Ireland) Limited	Ireland
Western Biomedical Technologies Limited	Ireland
Saeco IPR Limited	Ireland
Saeco Strategic Services Limited	Ireland
Philips Electronics (Israel) Ltd	Israel
Philips Medical Systems Technologies Ltd.	Israel
Assembléon Italia S.r.l.	Italy
Philips Societa per Azioni	Italy
Saeco International Group S.p.A.	Italy
Ilti Luce S.r.l.	Italy
Elfe S.p.A.	Italy
Gaggia S.p.A.	Italy
Pegaso S.r.l.	Italy
Saeco Vending S.p.A.	Italy
Tecna S.r.l.	Italy
Luceplan S.p.A	Italy
Philips Electronics Japan, Ltd.	Japan
Philips Respironics GK	Japan
NIHON SAECO K.K.	Japan
Philips Electronics Korea Ltd.	Korea, Republic of
Philips & LiteOn Digital Solutions Korea Ltd.	Korea, Republic of
Philips Baltic SIA	Latvia
Philips Lighting Maseru Pty. Ltd.	Lesotho
Philips Luxembourg	Luxembourg
Philips International Finance S.A.	Luxembourg
Philips Electronics Malaysia Sdn. Bhd.	Malaysia
Philips LumiLeds Lighting Company Sdn. Bhd.	Malaysia
Philips Lighting Malaysia Sdn. Bhd.	Malaysia
Philips Malaysia Sdn. Berhad	Malaysia
Philips Electronic Supplies (Malaysia) Sdn. Bhd.	Malaysia
Advance Transformer Co., S.A. de C.V.	Mexico
Assembléon Mexicana, S.A. de C.V.	Mexico
Componentes Eléctricos de Lámparas, S.A. de C.V.	Mexico
Productos de Consumo Electrónico Philips, S.A. de C.V.	Mexico
Philips Holding México, S.A. de C.V.	Mexico
Philips Lighting Electronics México, S.A. de C.V.	Mexico

List of subsidiaries (continued)

Company	Country of Incorporation
Lumisistemas de México, S.A. de C.V.	Mexico
Philips Mexicana, S.A. de C.V.	Mexico
Iluminacion Tecnica I.L.T.E.C. S.A. de C.V.	Mexico
Lightolier de Mexico, S.A. de C.V.	Mexico
Thomas Lighting de Mexico, S.A. de C.V.	Mexico
Phiholdingmex, S.A. de C.V.	Mexico
Philips Electronique Maroc	Morocco
Adac Laboratories Europe B.V.	Netherlands
Alkrode B.V.	Netherlands
Assembléon B.V.	Netherlands
Assembléon Netherlands B.V.	Netherlands
Consort Investments B.V.	Netherlands
Dordtse Metaalindustrie “Johan de Witt” B.V.	Netherlands
Philips Digital Video Systems (Breda) B.V.	Netherlands
Electrologica B.V.	Netherlands
Exenkaf Holding B.V.	Netherlands
Philips Export B.V.	Netherlands
Global Re N.V.	Netherlands
Hilvarenbeek Training Services B.V.	Netherlands
Industriële Ontwikkelings-Maatschappij B.V.	Netherlands
Philips LumiLeds Holding B.V.	Netherlands
Philips Lumileds Lighting Company (Holding) B.V.	Netherlands
Philips Lumileds Lighting Company B.V.	Netherlands
Marconi Medical Systems Netherlands B.V.	Netherlands
Matevu Import Export B.V.	Netherlands
NavPart II B.V.	Netherlands
Maatschappij voor Onroerend Goed “De Nieuwe Erven” B.V.	Netherlands
Noble Europe B.V.	Netherlands
Philips Electronics Nederland B.V.	Netherlands
Philips Participations B.V.	Netherlands
Philips Components B.V.	Netherlands
Philips Consumer Communications B.V.	Netherlands
Philips Consumer Relations B.V.	Netherlands
Philips Consumer Lifestyle B.V.	Netherlands
Philips Consumer Electronics Export B.V.	Netherlands
Philips Consumer Lifestyle International B.V.	Netherlands
Philips Electronics China B.V.	Netherlands
Philips High Tech Plastics B.V.	Netherlands
Philips International B.V.	Netherlands
Philips Lighting B.V.	Netherlands
Philips Lighting Holding B.V.	Netherlands
Philips Electronics Middle East & Africa B.V.	Netherlands
Philips Medical Systems International B.V.	Netherlands
Philips Medical Systems Nederland B.V.	Netherlands
Philips Nederland B.V.	Netherlands
Philips Warehouse & Services B.V.	Netherlands
Philips’ Radio B.V.	Netherlands
Philips Electronics Representative Offices B.V.	Netherlands
Philips Real Estate Investment Management B.V.	Netherlands
Super Club International B.V.	Netherlands
Super Club Nederland B.V.	Netherlands
Superclub Retail Nederland B.V.	Netherlands

List of subsidiaries (continued)

Company	Country of Incorporation
Siera Electronics B.V.	Netherlands
Tijm Holding B.V.	Netherlands
Van der Heem B.V.	Netherlands
Philips Venture Capital Fund B.V.	Netherlands
De Vitrite Fabriek (The Vitrite Works) B.V.	Netherlands
Metaaldraadlampenfabriek “Volt” B.V.	Netherlands
B.V. Woningbouw Exenkaf	Netherlands
B.V. Expeditiekantoor v/h A. Wouters & Co	Netherlands
Philips Patient Monitoring Systems China Holding B.V.	Netherlands
Avelingen Licht Holding B.V.	Netherlands
Assembléon China B.V.	Netherlands
Modular Lighting Nederland B.V.	Netherlands
Philips DAP Suzhou Holding B.V.	Netherlands
Philips DAP Zhuhai Holding B.V.	Netherlands
Philips Lighting Electronics Shanghai Holding B.V.	Netherlands
Philips Imaging Systems China Holding B.V.	Netherlands
Philips Electronics Technology Shanghai Holding B.V.	Netherlands
Respironics Netherlands B.V.	Netherlands
HTCE Site Management B.V.	Netherlands
Argus Imaging B.V.	Netherlands
Fianara International B.V.	Netherlands
Respironics Holding France B.V.	Netherlands
Respironics Holding UK B.V.	Netherlands
Respironics Holding Japan B.V.	Netherlands
Respironics Holding Switzerland B.V.	Netherlands
Genlyte Holding C B.V.	Netherlands
Genlyte Holding Canada B.V.	Netherlands
Lifeline Systems Holding B.V.	Netherlands
LR Fibertech Industries B.V.	Netherlands
Discus Dental Europe B.V.	Netherlands
Philips New Zealand Limited	New Zealand
Saeco Australia & NZ Ltd.	New Zealand
Philips Norge AS	Norway
Normed AS	Norway
Philips Electrical Industries of Pakistan Limited	Pakistan
Philips Caribbean Panamá, Inc.	Panama
GT Mexican Holding Corp.	Panama
Philips SEM S.A.	Panama
Philips del Paraguay S.A.	Paraguay
Philips Peruana S.A.	Peru
Assembléon Philippines, Inc.	Philippines
Philips Electronics and Lighting, Inc.	Philippines
Philips Industrial Development, Inc.	Philippines
RCM Manufacturing	Philippines
Philips Lighting Bielsko Sp.z.o.o.	Poland
Philips Lighting Poland S.A.	Poland
Philips Polska Sp.z.o.o.	Poland
Manufacturers Services Poland Sp.z.o.o.	Poland
Saeco Polska Sp.z.o.o.	Poland
Philips Portuguesa, S.A.	Portugal
RCS — Sistemas de Controlo Remoto, S.A.	Portugal
Saecopor — Importacao e Comércio de Aparelhos Eléctricos, Lda	Portugal

List of subsidiaries (continued)

Company	Country of Incorporation
Philips Medical Systems Puerto Rico, Inc.	Puerto Rico
Philips Outdoor Lighting Romania S.R.L.	Romania
Philips Romania S.R.L.	Romania
Massive Romania Impex S.R.L.	Romania
Sogeco Romania S.r.l.	Romania
ZAO Idman MOW	Russian Federation
Philips Medical Systems, L.L.C.	Russian Federation
Limited Liability Company “Philips”	Russian Federation
Massive Lighting d.o.o. Beograd	Serbia
Assembleon Singapore Pte Ltd	Singapore
Philips Electronics Asia Pacific Pte Ltd.	Singapore
Philips Electronics Singapore Pte Ltd	Singapore
Philips Singapore Private Limited	Singapore
Cannon Avent (Singapore) Pte Limited	Singapore
Philips Medical Systems s.r.o.	Slovakia
Philips Slovakia s.r.o.	Slovakia
Philips Slovenija trgovina, d.o.o.	Slovenia
Philips Medical Systems (Proprietary) Limited	South Africa
Philips Medical Customer Support (Pty) Limited	South Africa
Philips South Africa (Proprietary) Limited	South Africa
Dynalite South Africa (Pty.) Ltd.	South Africa
ADAC Iberia, S.A.	Spain
Philips Ibérica, S.A.	Spain
Saeco Iberica S.A.	Spain
Philips Aktiebolag	Sweden
Philips Consumer Luminaires Sweden AB	Sweden
Ljusgruppen Aktiebolag	Sweden
Respironics Sweden AB	Sweden
Philips AG	Switzerland
Imel AG	Switzerland
Saeco AG	Switzerland
EBT Technology, Inc.	Taiwan
Philips Taiwan Ltd.	Taiwan
Philips Electronics (Thailand) Ltd.	Thailand
Philips Tunisienne d’Eclairage S.A.	Tunisia
Türk Philips Ticaret Anonim Sirketi	Turkey
Limited Liability Company “Philips Ukraine”	Ukraine
Assembléon UK Limited	United Kingdom
Philips Medical Systems UK Limited	United Kingdom
Philips Components Limited	United Kingdom
ECS Lighting Controls Limited	United Kingdom
Philips Holdings Limited	United Kingdom
Philips Impex Limited	United Kingdom
Philips Lamps and Luminaires Limited	United Kingdom
Philips Lighting Limited	United Kingdom
Mullard Ltd.	United Kingdom
Philips Consumer Communications UK Limited	United Kingdom
Philips Pension Trustees Limited	United Kingdom
Philips Electronics UK Limited	United Kingdom
Philips U.K. Limited	United Kingdom
Philips Design Limited	United Kingdom
Pyecam Company Limited	United Kingdom

List of subsidiaries (continued)

Company	Country of Incorporation
Pye (Electronic Products) Ltd.	United Kingdom
Avent Group Limited	United Kingdom
Avent Limited	United Kingdom
Avent Finance Limited	United Kingdom
Avent Holdings Limited	United Kingdom
Cannon Babysafe Limited	United Kingdom
Invivo UK Ltd.	United Kingdom
Massive Holding UK Limited	United Kingdom
Philips Consumer Luminaires UK Limited	United Kingdom
Translite Limited	United Kingdom
Strand Lighting Europe Limited	United Kingdom
Respironics UK Holding Company Limited	United Kingdom
Respironics Ltd.	United Kingdom
Profile Pharma Limited	United Kingdom
Respironics Respiratory Drug Delivery (UK) Ltd.	United Kingdom
Respironics (UK) Limited	United Kingdom
Philips Healthcare Informatics Limited	United Kingdom
Dynalite Europe Limited	United Kingdom
Philips Trustee Company Limited	United Kingdom
210 East Tarrant Street Realty Co.	United States
Philips Medical Systems (Cleveland), Inc.	United States
The Addison Company Inc.	United States
Philips Advanced Metrology Systems, Inc.	United States
Assembléon America, Inc.	United States
ATL Ultrasound, Inc.	United States
ATL International LLC	United States
Philips Ultrasound, Inc.	United States
Advanced Technology Laboratories, Inc. (Delaware)	United States
Chicago Magnet Wire Corp.	United States
American Color & Chemical, L.L.C.	United States
Philips Holding USA Inc.	United States
Lighting.Com., Inc.	United States
Philips Lighting Electronics Company	United States
Philips LumiLeds Lighting Company LLC	United States
Philips Medical Financial Services, Inc.	United States
Mepco/Centralab, Inc.	United States
Philips MPEG Inc.	United States
Philips Oral Healthcare, Inc.	United States
Philips Electronics North America Corporation	United States
Philips Medical Systems Export, Inc.	United States
Project Realty LLC	United States
Philips Electronics Realty Corporation	United States
Remediation Services, Inc.	United States
Scientific Medical Systems International, Inc.	United States
Philips CSI Inc.	United States
Philips Semiconductor Manufacturing Inc.	United States
Philips Semiconductors Inc.	United States
Philips S Ventures LP Incorporated	United States
U.S. Philips Corporation	United States
Compass Design Automation, Inc.	United States
Philips Ventures II Incorporated	United States
Philips Ventures Incorporated	United States

List of subsidiaries (continued)

Company	Country of Incorporation
Advanced Micro Devices, Inc.	United States
Mobility Electronics, Inc.	United States
Zymed Puerto Rico, Inc.	United States
Philips Healthcare Informatics, Inc.	United States
Picker International del Caribe, Inc.	United States
Lifeline Systems, Inc.	United States
370 West Trimble Road Corporation	United States
Philips UQE Holding Company, Inc.	United States
Side-Lite, LLC	United States
Philips Medical Systems MR, Inc.	United States
Invivo Corporation	United States
SuperPower Inc.	United States
Witt Biomedical Corporation	United States
MRI Devices Corporation	United States
IGC-Superpower, LLC	United States
Lifeline Systems Company	United States
Philips & Lite-on Digital Solutions USA, Inc.	United States
Philips Solid-State Lighting Solutions, Inc.	United States
Raytel USA, Inc.	United States
Cardiac Evaluation Services, Inc.	United States
Raytel Cardiac Services, Inc.	United States
Raytel Imaging Network, Inc.	United States
The Genlyte Group Incorporated	United States
Hanover Lantern Inc.	United States
New Oxford Aluminum LLC	United States
Shakespeare Composite Structures LLC	United States
Sportlite, Inc.	United States
Strand Lighting Inc.	United States
Genlyte Thomas Group LLC	United States
Translite Sonoma, LLC	United States
Yort Inc.	United States
VISICU, Inc.	United States
Respironics, Inc.	United States
Respironics Bermuda Ltd.	United States
Respironics California, Inc.	United States
Respironics Charitable Foundation	United States
Children’s Medical Ventures, LLC	United States
Respironics Colorado, Inc.	United States
Respironics International, Inc.	United States
Respironics International Global Enterprises, Inc.	United States
Mini-Mitter Company, Inc.	United States
Respironics New Jersey, Inc.	United States
Respironics Novametrix, LLC	United States
Pro-Tech Services Inc.	United States
RI Assurance, Inc.	United States
RIC Investments, LLC	United States
RI Finance, Inc.	United States
RI Trading, LLC	United States
Respironics Sleep & Respiratory Research Foundation	United States
RI Licensing, Inc.	United States
Dixtal Medical, Inc.	United States
Teletrol Systems, Inc.	United States

List of subsidiaries (continued)

Company	Country of Incorporation
Saeco USA Inc.	United States
Philips Consumer Luminaires Corporation	United States
Luceplan USA, Inc	United States
Discus Holdings, Inc.	United States
Discus Dental, LLC	United States
ZAP Lasers, LLC	United States
Spectrum Dental, LLC	United States
Discus Dental Exports, Inc.	United States
Discus International, LLC	United States
Discus Dental Canada, LLC	United States
Philips Electronics Systems S.A.	Uruguay
Philips Uruguay S.A.	Uruguay
Industrias Venezolanas Philips, S.A.	Venezuela
Philips Electronics Vietnam Limited	Viet Nam